Exhibit 99.1 December 4, 2025 1

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Today's Agenda

Welcome	**Wylie Collins** – EVP Investor Relations and Treasury
Our Vision	**Mark Lazarus** – CEO
Unlocking Our Full Potential	**Anand Kini** – COO & CFO
CNBC	**KC Sullivan** – President, CNBC; **David Cho** – Editor in Chief of CNBC **Andrew Ross Sorkin** – CNBC Squawk Box Co-anchor
MS NOW	**Rebecca Kutler** – President, MS NOW
Break	
Sports & Entertainment	**Matt Hong** – President, Sports; **Val Boreland** – President, Entertainment **Julia Boorstin** – CNBC Senior Media & Tech Correspondent
The Business of Sports	**Steve Phelps** – Commissioner, NASCAR; **Brian Rolapp** – CEO, PGA TOUR **Rich Lerner** – Golf Channel Host
Growing Our Digital Platforms	**Will McIntosh** – President, Digital Platforms & Ventures
Financial Review & Transforming for the Future	Anand Kini
Q&A	Mark Lazarus, Anand Kini
Closing & Thank You	Mark Lazarus

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Disclaimers Caution Concerning Forward-looking Statements Non-GAAP Financial Measures This investor presentation includes statements that may constitute forward-looking statements, including This presentation includes financial information prepared in accordance with accounting principles generally within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities accepted in the United States (“GAAP”). This presentation also includes non-GAAP financial information, Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not including Adjusted EBITDA, Standalone Adjusted EBITDA, Standalone Adjusted EBITDA Margin, Standalone historical facts or statements of current conditions, but instead represent only our beliefs regarding future Adjusted Costs of Revenue and SG&A Expenses, Standalone Free Cash Flow, Standalone Free Cash Flow events, many of which, by their nature, are inherently uncertain and outside of our control. These may Conversion, Net Debt and Net Leverage, which should be considered supplemental to, not a substitute for, or include estimates, projections and statements relating to our business plans, objectives and expected superior to, the financial measure calculated in accordance with GAAP. The Company believes that these non- operating results, including, but not limited to, our forecasts with respect to full year 2025 and 2026, which GAAP financial measures provide users of our financial information with useful supplemental information that are based on current expectations and assumptions that are subject to risks and uncertainties that may enables a better comparison of our performance across periods. There are a number of limitations related to cause actual results to differ materially. These forward-looking statements are generally identified by the the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, the Company’s words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend, “potential,” “strategy, ”future,” definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other “opportunity,” “commit,” “plan,” “goal,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue, companies. For a description of the non-GAAP financial information included herein and reconciliations to the will likely result and similar expressions. However, the absence of such words or expressions does not most directly comparable GAAP measure, see the slides entitled “Notes” and “Non-GAAP Reconciliations”. mean that a statement is not a forward-looking statement. Market and Industry Data There are important factors that could cause our actual results, level of activity, performance or This investor presentation includes industry and market data that we obtained from industry publications, third- achievements to differ materially from the results, level of activity, performance or achievements expressed party studies and surveys, such as from The Nielsen Company (US), LLC, National Golf Foundation, Inc. and or implied by the forward-looking statements, including, but not limited to, the risks described in the “Risk Comscore, Inc., as well as internal analysis. Industry publications and surveys generally state that the information Factors” section of the Company’s Registration Statement on the Form 10, as it may be further amended, contained therein has been obtained from sources believed to be reliable. Each publication, study and report (the “Form 10”), which has been publicly filed with the Securities and Exchange Commission. Important speaks as of its original publication date (and not as of the date of this investor presentation). While we are not factors that could cause actual results to differ materially from forward-looking statements include, but aware of any misstatements regarding the industry or market data presented herein, such data and estimates, are not limited to: particularly as they relate to market size, market growth and our general expectations, involve important risks, uncertainties and assumptions and are subject to change based on various factors, including those discussed • general business, geopolitical and economic conditions and developments; under the headings “Risk Factors,” “Special Note Regarding Forward-Looking Information,” and “Management’s • adverse developments affecting our industry; Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10. For a summary of the • competition in our industry and market areas; sources of the industry and market data in this investor presentation, see the slides entitled “Sources.” • changes in consumer behavior; • fraud; Additional Information • disasters, pandemics, terrorist activities or international hostilities; For additional information with respect to VERSANT Media Group, Inc. and the proposed separation • reputational risk and the effects of negative publicity; and • (the “Separation”) from Comcast Corporation, please refer to the Form 10 on file with the U.S. Securities loss of key personnel. and Exchange Commission at http://www.sec.gov. The Separation is subject to the satisfaction or waiver of customary conditions. This communication shall not constitute an offer of any securities for sale, nor shall You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the there be any offer, sale or distribution of securities in any jurisdiction in which such offer, sale or distribution date they are made and involve risks and uncertainties that could cause actual events or actual results to would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. differ materially from those expressed in any such forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the fairness, accuracy and completeness of any of these forward-looking statements. Except as required by law, we are not under any duty to update any of these forward-looking statements or any other information contained in this investor presentation. 4

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VERSANT at a Glance Large, Highly Engaged Customer Base 14B 65M 140M HOURS HOUSEHOLDS TRANSACTIONS Watched Watched VERSANT Processed Annually in 2024 Monthly in 2024 for Consumers 12

VERSANT at a Glance Strong, Profitable Business (Estimated 2025 Standalone Financial Metrics) $6.6B $2.2B $1.4B REVENUE ADJUSTED EBITDA FREE CASH FLOW In 2025 33% Adjusted EBITDA Margin 64% FCF Conversion 13

Experienced Management Team Mark Anand Val Matt Rebecca Will KC Lazarus Kini Boreland Hong Kutler McIntosh Sullivan Chief Executive Chief Operating Officer & President, President, President, President, Digital President, Officer Chief Financial Officer Entertainment Sports MS NOW Plaftorms & Ventures CNBC Keith Jordan Dave Brian Cocozza Fasbender Pietrycha Dorfler Chief Communications General Counsel & Chief Revenue Chief Human Officer Corporate Secretary & Business Officer Resources Officer 14

World Class Board of Directors David Mark Rebecca Creighton Michael Novak Lazarus Campbell Condon Conway Chairman, VERSANT CEO, Former Chairman of Int’l Of Counsel, Former CEO of Starbucks Former CEO of Yum! Brands VERSANT Content & Ops. at Disney A&O Shearman North America David Gerald L. Scott Maritza Len Eun Hassell Mahoney Montiel Potter Co-Founder of Alakai Group Chairman & CEO, Former Deputy CEO & Vice President & CIO, Former Chairman & CEO, Chief Innov. Officer, Samsung Peter Millar Chairman, Deloitte US Wildcat Capital Management The Bank of New York Mellon 15

VERSANT Operates in Four Large, Growing, Dynamic Markets Business News & Political News Golf & Athletics Sports & Genre Personal Finance & Opinion Participation Entertainment Iconic Very Large Financial Powerful Digital Strong Growth Brands Audience Scale Platforms Opportunity 16

Business News & Personal Finance ~$20B MARKET 17

Business News & Personal Finance US Market Fundamentals 107M retail investors, +40% since 2019 ~$20B Online business/financial news audience +25% since 2021 MARKET VERSANT Leadership #1 Global Business News Media Company #1 Business News Digital Site #1 CEO Media Outlet 18

Political News & Opinion ~$20B MARKET 19

Political News & Opinion US Market Fundamentals 75M interested in political issues and current events, +35% since 2019 ~$20B 154M adults voted in 2024 election, +16% since 2012 MARKET VERSANT Leadership #2 Rated Cable Network (all genres) #1 Political News Digital Site #1 News Brand on YouTube 20

Golf & Athletics Participation ~$20B ~$45B MARKET MARKET 21

Golf & Athletics Participation US Market Fundamentals 28M on-course golfers, +16% since 2019 19M off-course golfers, nearly double from 2019 ~$20B ~$45B 59M golf fans, +37% since 2023 MARKET MARKET VERSANT Leadership #1 Golf Media Outlet with 40% share of hours watched Leading Digital Tee Time Reservation System Leading Golf Course Software Provider 22

Sports & Genre Entertainment ~$200B MARKET 23

Sports & Genre Entertainment

~$200B

MARKET

US Market Fundamentals

700B Sports & Ent. hours watched in 2024, +7% from 2019

Growth in streaming offsetting Pay TV declines

VERSANT Leadership

Top 5 Cable ent. network 30 consecutive years (USA)

Leading Digital movie ticketing service (Fandango)

#1 Pop Culture News brand on social platforms (E!)

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Market Leading Brand Portfolio US Adult Awareness of Select VERSANT Brands 92% 93% 95% 91% 92% 92% of US adults consider brands important to purchase decisions 25

VERSANT Strength in Live Programming 2024 VERSANT Audience Distribution 38% Entertainment Live TV audience share 62% continues to grow Live News 2019: 26% of hours watched & Sports 2024: 36% of hours watched 26

VERSANT Strength in Live Programming 2024 VERSANT Audience Distribution 38% Entertainment 62% Live News & Sports 27

Expansive VERSANT Sports Portfolio Exclusive Rights to Premier Properties Established Professional Rapidly Growing Olympics and Leagues Women’s Sports College Sports 2,200 hours 675 hours 1,000 hours 28

VERSANT’s Favorable Market Position % of Company’s Audience from Live News & Sports (2024) 94% 62% 57% 54% 25% 20% <1% 29

VERSANT’s Audience Scale Rivals Largest Streamers 2024 Total Hours Watched 2024 Accessible US Households (per Nielsen) 93M Netflix 69M VERSANT Hulu 66M Disney + 63M 40.5B Peacock 50M 14.4B 13.8B 49M Paramount + 10.4B 49M HBO Max Apple TV 28M 30

Audience Leadership with Live Events Top Destination across News and Sports Top 5 Business Outlets by Top 5 Cable Networks by Top 5 TV Networks by Golf Global Monthly Reach (Q4 2024) Hours Watched (2024) US Audience (2024) Property Reach Network Hours Network Avg Audience CNBC 501M Golf + USA 467M Fox News 1.4M Forbes 243M NBC 293M MS NOW 0.8M Bloomberg 182M CBS 274M ESPN 0.6M WSJ 173M ESPN 66M CNN 0.5M The Economist 121M CW 23M Hallmark 0.4M 31

VERSANT Strength in Live Programming 2024 VERSANT Audience Distribution 38% Entertainment 62% Live News & Sports 32

VERSANT’s Growth Strategy 1. Win with 2. Reach New 3. Launch and Scale Premium Content Audiences Digital Platforms Strengthen Add non-Pay Grow GolfNow core businesses TV viewers and Fandango Deepen audience Expand experiences: Develop new connection live events, audio platforms Underpinned by relentless focus on operating efficiency and disciplined capital allocation 33

Progress on Executing our Strategy 17% of 2024 Revenue from Platforms, Events and Other Non-Pay TV Businesses Non-Pay TV Revenue 17% Pay TV 48% sourced revenue 19% 12% 6% Business News & Political News Golf & Athletics Sports & Genre Personal Finance & Opinion Participation Entertainment 34

Business Model Evolution in Golf & Athletics Participation 2014 Revenue Mix 2024 Revenue Mix 1995 launch of Golf Channel as preeminent destination for golf coverage 2008 GolfNow launch for tee time 20% reservations, attracting Golf Channel fans 48% 2014 expansion into software, benefiting from golf course relationships 2019 partnership with Rory McIlroy for GolfPass subscription service 35

Our Competitive Advantage: Why We Will Win Iconic, Financial Leader in Live Experienced Beloved Scale & Large, Growing Programming Management Brands Flexibility Markets Scale Team 36

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VERSANT’s Growth Strategy and Business Model Win with 1. Strong Financials: Premium Content Robust Pay TV Economics Reach New 2. Growth: Audiences New Audiences & Digital Platforms Launch and Scale 3. Expected Investment Profile: Digital Platforms Immediate & Long-Term Returns 38

VERSANT’s Growth Strategy and Business Model Win with 1. Strong Financials: Premium Content Robust Pay TV Economics Reach New 2. Growth: Audiences New Audiences & Digital Platforms Launch and Scale 3. Expected Investment Profile: Digital Platforms Immediate & Long-Term Returns 39

U.S. Pay TV Market ~380B 2024 Professional Video Hours Watched 34% Streaming 97% 66% of Sports & News Pay TV hours watched on Pay TV 40

Win with Premium Content MS NOW During 2024 Election March August ST 1 HARRIS-WALZ RALLY STATE OF #1 rated THE UNION TV network Largest SOTU audience in network history #2 #3 #4 #5 41

Win with Premium Content MS NOW During 2024 Election March August ST 1 HARRIS-WALZ RALLY STATE OF #1 rated THE UNION TV network Largest SOTU audience in network history #2 #3 #4 #5 #1 42

Win with Premium Content MS NOW During 2024 Election March August DEMOCRATIC NATIONAL CONVENTION ST STATE OF 1 HARRIS-WALZ THE UNION #1 rated RALLY TV network Largest SOTU audience #1 rated in network history TV network #2 #3 #4 #5 #1 43

Win with Premium Content MS NOW During 2024 Election March August August DEMOCRATIC NATIONAL CONVENTION ST STATE OF 1 HARRIS-WALZ THE UNION RALLY #1 rated TV network Largest SOTU audience #1 rated in network history TV network #2 #3 #4 #5 #1 44

Win with Premium Content MS NOW During 2024 Election March August August ELECTION NIGHT ST STATE OF 1 HARRIS-WALZ DEMOCRATIC #2 rated THE UNION RALLY NATL CONVENTION TV network Largest SOTU audience #1 rated #1 rated in network history TV network TV network #1 #3 #4 #5 #2 45

Win with Premium Content MS NOW During 2024 Election August August November ELECTION NIGHT ST 1 HARRIS-WALZ DEMOCRATIC #2 rated RALLY NATL CONVENTION TV network #1 rated #1 rated TV network TV network #1 #3 #4 #5 #2 46

Win with Premium Content MS NOW During 2024 Election March August August November ST STATE OF 1 HARRIS-WALZ DEMOCRATIC ELECTION THE UNION RALLY NATL CONVENTION NIGHT Largest SOTU audience #1 rated #1 rated #2 rated in network history TV network TV network TV network 47

VERSANT Sports

Must Have Exclusive Portfolio for Sports Fans



NASCAR

More Cup Series races than any other platform



Premier League

~45% of all matches aired



WNBA

Only outlet with 50+ games & playoffs



Largest network partner, airing events every week of the year



PGA TOUR

~2.5x more tournaments than any other network



475 hours from the Milan games

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Win with Premium Content Broad, Varied Audiences Urban America’s Heartland Male Female Upper Income 49

VERSANT’s Growth Strategy and Business Model Win with 1. Strong Financials: Premium Content Robust Pay TV Economics Reach New 2. Growth: Audiences New Audiences & Digital Platforms Launch and Scale 3. Expected Investment Profile: Digital Platforms Immediate & Long-Term Returns 50

Reaching New Audiences: Distribution Channels 126M Total US Households Video: AVOD, SVOD, Over The Air (OTA), Social Media Non-Pay TV Podcasts/Audio and Live Events Households Immersive branded digital and live experiences 59M Improving monetization Most VERSANT networks 90%+ penetration Pay TV Highly engaged core audiences Households Strong VERSANT live news and sports 67M Healthy monetization 51

Reaching New Audiences VERSANT Execution and Planning Accelerating Our New Avenues Current Momentum for Growth MS NOW Digital Publishing and on YouTube MS NOW Community-Based DTC Offering CNBC Plus, Pro MS NOW Podcasts Fandango AVOD Platform Live Events Oxygen Over-The-Air (OTA) Free TV Networks OTA Acquisition 52

Reaching New Audiences Free TV Networks Accessible by 123M Led by Jonathan Katz 4 Digital Multicast Networks households Long-term distribution agreements with local stations Monetized via $4B Direct Response TV advertising market Veteran executive previously at Katz Networks (purchased by Scripps) and Turner Programmed with 3rd party studio library. Plan to incorporate VERSANT titles 53

Reaching New Audiences Free TV Networks Market Dynamics % of TV Homes Accessing Video thru Over-The-Air Only 20M+ households accessing TV only through OTA 16% 2 of top 25 rated networks are digital multicast OTA 13% Competitor networks enjoying double-digit ratings growth Attractive margins and extends to digital FAST channels Grows VERSANT’s reach and establishes growth vehicle July 2024 July 2025 54

VERSANT’s Growth Strategy and Business Model Win with 1. Strong Financials: Premium Content Robust Pay TV Economics Reach New 2. Growth: Audiences New Audiences & Digital Platforms Launch and Scale 3. Expected Investment Profile: Digital Platforms Immediate & Long-Term Returns 55

VERSANT Digital Platforms: Significant Growth Potential 37K Global Golf 545M US Golf 760M US Movie Course Facilities Rounds Tickets Sold ~25% Share ~10% Share ~7% Share 56

Planned New Digital Platform Launches Software platform Expanded European Subscription service for Cinemas presence in 2022 for retail investors Highly complementary Latin America, Asia Scale advantages with to Fandango ticketing opportunity CNBC brand, talent, editorial Indy Cinema Golf Now CNBC Acquisition International DTC B2B Adjacency Territory Expansion New Markets 57

New Platform Launches: Indy Cinema Industry’s Only Full-Service Significant Expansion Opportunity: Film Cinema Operating System $50B+ market Software for ticketing, concessions, marketing, etc. Two-sided B2B, B2C Fandango platform 50K+ Customers in US, UK, APAC, LatAm and Caribbean Entertainment Venues (Bowling, Museums, Sports Simulators, Compelling value creation potential Escape Rooms, etc.) • Accelerate Indy sales to Fandango customers • Comprehensive offering for cinemas • Extends Fandango internationally 10K Film Cinemas Founded by industry veterans with global experience 58

VERSANT’s Growth Strategy and Business Model Win with 1. Strong Financials: Premium Content Robust Pay TV Economics Reach New 2. Growth: Audiences New Audiences & Digital Platforms Launch and Scale 3. Expected Investment Profile: Digital Platforms Immediate & Long-Term Returns 59

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A Leading Financial News and Investor Brand Google Search Leader #1 Brand Favorability Finance Brand Search Index Finance Brand Favorability % CNBC 100 CNBC 68% WSJ 91 WSJ 65% Bloomberg 43 Forbes 63% The Economist 13 Bloomberg 60% Financial Times 9 63

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Attracting the Most Sought-After Audiences % Audience Reached each Month through TV Finance Industry Upscale Retail High Net Worth Professionals Investors Individuals CNBC 25% 21% 30% Fox Business 12% 10% 19% Bloomberg TV 9% 5% 5% 65

With Leading Digital Audiences As Well Monthly Digital Unique Visitors (M) Monthly Digital Minutes (M) 394 47 34 250 246 25 197 21 14 33 WSJ Bloomberg Fox Bus. Fortune Fox Bus. WSJ Bloomberg Fortune CNBC CNBC 66

Expanding Our Audience TV Podcasts Events Councils Digital Subscription Publishing Products YouTube Newsletters 67

Resulting in Significant Competitive Advantage CNBC with Highest Engagement and Brand Loyalty 70 CNBC 65 WSJ Forbes 60 Bloomberg Credit Karma 55 Market Watch Fortune Yahoo! Finance The Motley Fool 50 Reddit Nerd Wallet Morningstar Robinhood Barrons Investor Business Daily 45 The Street Fox Business Seeking Alpha Facebook 40 X/Twitter 5 10 15 20 25 % Who use regularly 68 % Favorability

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Multiple CNBC Growth Drivers Strategic Partnerships Platform Expansion Integrate third party offerings Develop new services to grow appealing to CNBC customers audience and monetization Prediction Retail Private Wealth AI Crypto Markets Investor Markets Advisory 70

Multiple CNBC Growth Drivers

Strategic Partnerships

Integrate third party offerings appealing to CNBC customers

Platform Expansion

Develop new services to grow audience and monetization


Kalshi
Fed decision in December?
Fed maintains rate 69%
Cut 25bps 31%
Prediction Markets


AI


Crypto


Retail Investor


Private Markets


Wealth Advisory

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Multiple CNBC Growth Drivers

Strategic Partnerships
Integrate third party offerings appealing to CNBC customers

Platform Expansion
Develop new services to grow audience and monetization


Kalshi
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Fed decision in December?
Fed maintains rate
69%
Yes
No
Cut 25bps
31%
Yes
No
Prediction Markets


AI


Crypto


Retail Investor


Private Markets


Wealth Advisory

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Prediction Markets Leader in Trade on outcomes rapidly growing of world events - prediction elections, sports, markets economic indicators $2B weekly market - Provides real-time wide trading volume, insight into market with significant expectations growth expected 73

Kalshi and CNBC Kalshi data insights incorporated across all platforms 1. Editorial Real time shifts in sentiment driving on-air debates Use: 74

Kalshi and CNBC 2. Economic Multi-year commercial relationship around advertising and customer acquisition Relationship 75

Kalshi and CNBC Brings younger audience to CNBC 3. Broadening CNBC branded page on Kalshi’s site Audience 76

Multiple CNBC Growth Drivers

Strategic Partnerships

Integrate third party offerings appealing to CNBC customers


Kalshi
Prediction Markets


AI


Crypto

Platform Expansion

Develop new services to grow audience and monetization


Retail Investor


Private Markets


Wealth Advisory

77

Multiple CNBC Growth Drivers

Strategic Partnerships

Integrate third party offerings appealing to CNBC customers

Platform Expansion

Develop new services to grow audience and monetization


Kalshi
Fed decision in December?
Prediction Markets


AI


Crypto


Retail Investor


Private Markets


Wealth Advisory

78

Opportunity for Retail Investor Sizable US TAM Opportunity A multiple subscription category: Total US Adults 260M 3 2.6 Business News Consumers 107M 2 Earn $25k+ annually and are not CNBC rejecters HHI HHI HHI <$100K $100-$199K $200K+ Active Investor 18M Financial Business News Subscriber 79

Op Op Oppo po port rt rtunit unit unity y y f f fo o or r r R R Re e et t tail In ail In ail Inv v ves es est t to o or r r Sizab Sizab Sizabllle US e US e US T T TAM Op AM Op AM Oppo po port rt rtunit unit unity y y A A A multip multip multipllle subscrip e subscrip e subscripti ti tio o on ca n ca n cat t teg eg ego o ory: ry: ry: T T To o ot t tal al al US Adult US Adult US Adults s s 22260M 60M 60M 3 3 3 2.6 2.6 2.6 Business Ne Business Ne Business News ws ws Co Co Consumers nsumers nsumers 10 10 107M 7M 7M 2 2 2 Earn $25k Earn $25k Earn $25k+ annually + annually + annually and and and ar ar are no e no e not t t CNBC r CNBC r CNBC rej ej ejec ec ect t ters ers ers HHI HHI HHI HHI HHI HHI HHI HHI HHI <$100K <$100K <$100K $100-$199K $100-$199K $100-$199K $200K $200K $200K+ + + Ac Ac Activ tiv tive In e In e Inv v ves es est t to o or r r 18M 18M 18M Financial Business Ne Financial Business Ne Financial Business News ws ws Subscriber Subscriber Subscriber 80

Retail Investor Consumer Feedback What Doesn’t Work Too Fragmented Sub-Scale Narrow in Focus Lack Trust & Depth 81

Retail Investor Consumer Feedback What Do They Want? Stock Tools Recommendations and Data Real-Time Smart, Actionable Information Analysis 82

Retail Investor Consumer Feedback What Do They Want? Evolved Offering Stock Tools Global Live Video Investment Analysis Recommendations and Data Stock Recommendations Data & Tools Real-Time Smart, Actionable Information Analysis Personalized Experience Community Voices 83

CNBC’s Subscription Product for Retail Investors 84

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Same Mission. New Name. 90

Political News is a Growth Category 91

Political Media is a Growth Business And MS NOW is the place for politics News programming accounts for 25% of all hours viewed News 92

MS NOW is Growing x2 Highest revenue 60% less likely Nearly doubled to ‘cut the cord’ our TV audience over last 5 years vs. avg. Pay TV sub since 2015 (in network history) 93

MS NOW Audience is Diversified and Growing MS NOW is seeing strong growth among independents and Republicans Audience Composition: Audience Growth by Political Affiliation Political Affiliation Republican 14% 16% +56% 54% 31% 36% +36% +35% Independent 30% 55% 48% 16% Democrat Double-digit viewership gains among Independents and Republicans nearly independents and Republicans (2022-2024) half of MS NOW’s audience in 2024. 94

The Election Cycle’s Impact on News Consumption MS NOW Primetime Viewers MS NOW viewership patterns following elections 2009: -14% vs. prior year 2013: -21% 2017: +46% [exception] 2021: -27% 2025: -27% 95

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MS NOW Reaches Beyond Cable to Top Growth Platforms 97

Our Audience Is Passionate and Deeply Engaged Loyal, affluent audience underpins premium ad sales and pricing stability Digital Social Network 8 Hours #1 7.7 Billion Viewed on Average Per Week Competitive Set for Total Minutes Projected Views in 2025 Plus, Surpasses Monthly MS NOW has one of the most Minutes Spent On: loyal and engaged audiences in all of television, doubling CNN’s average (4 hours) More Views on YouTube Than: 98

Building a Successful Podcast Business Projected 135 million podcast downloads in 2025 99

Top of the Apple Podcast Charts 100

MS NOW is starting from a position of strength 101

The Power of Talent Top of the #1 Apple Podcast Charts For 3 Weeks 102

The Power of Talent 103

The Power of Talent #1 Morning Cable Recently Launched News Show in Newsletter Expands Washington, D.C. Digital Reach 104

A News Organization Powered by Emmy, Murrow, Pulitzer and Peabody Award-Winning Journalists 105

Essential Breaking News and Exclusive Reporting

MS NOW



EXCLUSIVE

Kash Patel knowingly broke law when firing top officials, lawsuit alleges

MS NOW



EXCLUSIVE

Tom Homan was investigated for accepting $50,000 from undercover FBI agents. Trump's DOJ shut it down.

MS NOW



EXCLUSIVE

Former FBI Director James Comey expected to be indicted soon

MS NOW



EXCLUSIVE

Grand jury indicts New York Attorney General Letitia James

MS NOW


AstraZeneca

EXCLUSIVE

Trump strikes drug-pricing deal with pharma giant AstraZeneca

MS NOW



EXCLUSIVE

Criminal charges against Bolton expected as early as next week

MS NOW



EXCLUSIVE

Biden Justice Department slow-walked key decisions in Trump legal probes

MS NOW



EXCLUSIVE

DOJ prepares to issue grand jury subpoenas as part of investigation into John Brennan

MS NOW



EXCLUSIVE

Dozens killed in U.S. boat strikes remain unidentified

MS NOW



EXCLUSIVE

Eric Swalwell eyes his next campaign — a run for California governor

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Our Plan has Multiple Potential Growth Levers 107

Plan to Dominate 2026 and 2028 Election Cycles The path to the presidential election will run through MS NOW Primary Election Presidential Town Nights Debates Halls Political General Inauguration Conventions Election 108

Unlocking the MS NOW Digital Opportunity First Launching Direct-To-Consumer 2026 Product Illustrative 109

New Destination for our Loyal Superfans and Future Fans Path to increasing share of time and share of wallet Total U.S. Adults 260M Political News Consumers 130M Democrats or Dem-Leaning Independents Political 24M News Subscribers 110

What We Can Learn From The Current Marketplace 2M+ subscribers 11M+ subscribers Exclusive content for their News superfans Games Personalized & Cooking On-Demand Features Audio Wirecutter The Athletic 111

Next Phase of Growth: DTC Membership Growing the MS NOW fanbase with a valuable membership community Illustrative 112

Next Phase of Growth: DTC Membership Growing the MS NOW fanbase with a valuable membership community Access Curation Community 113

Illustrative 114

Beyond Cable: An Expanded MS NOW Ecosystem Cable Newsletters Network Expanded DTC Podcast Membership Network Non-News Live Verticals Events 115

MS NOW Plan Has Multiple Potential Growth Levers Gain market Dominate the Launch first-ever share across 2026 and 2028 MS NOW our ecosystem election cycles DTC product 116

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GolfNow + GolfPass

The largest online tee time marketplace in the world,
fueled by the most comprehensive digital membership

Total Annual Rounds	40M+
Golfers	3.9M+
Course Relationships	9K+
Payments	$4B+


GOLF
CHANNEL
Find
A golf course via GolfNow
Purchase
A tee time via GolfNow
Review
A course on GolfPass
Join
To GolfPass / Become a Rewards Member
Watch
GolfPass Originals Golf Events

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GolfNow Platform Overview

GolfNow offers best-in-class platforms, software, services and content to both the golf course and the golfer



GOLFNOW
Golfers
B2C
B2B
Golf Courses
GOLFNOW

Value Proposition

GolfNow Marketplace
Course Info, Reviews and Tee Times

Pricing Incentives
Exclusive, best pricing for certain tee times

GolfPass Membership Benefits
Waived fees, preferred pricing, tee time credits and premium video content

Value Proposition

Technology
Web, App, CRM, Tee Sheet, Point-of-Sale

Marketing
Marketplace and Promotions

Services
Payments, Group Purchasing, Revenue Management

130

GolfNow Growth GolfNow has been established as a strong, multi-faceted growth platform. Our focus is on utilizing technology and data to expand our global reach and own the full golf experience. Grow Monetize Expand The Scale The Core The Golfer Surface Area Internationally 131

How We Will Grow: GolfNow Growth Salesforce Expansion <10% 25% GolfNow has been established as a strong, multi-faceted growth platform. Our focus is on utilizing technology and data to expand Product Enhancements Public Course Global Share of Course our global reach and own the full golf experience. Expanded Distribution Rounds Relationships G Grow row Mo Mone netiz tize e Expand The Expand The Scal Scale e The Co The Cor re e The Go The Golf lfer er Surf Surface Ar ace Area ea In Int terna ernati tio onally nally 132

How We Will Grow: Go GolfNo lfNow w Gr Gro owth wth Increase Conversion 3.9M+ <10% Go GolfNo lfNow w has been es has been est tab ablished as a s lished as a str tro ong, multi- ng, multi-f face acet ted gr ed gro owth wth p pla lat tf fo orm. rm. Our Our f focus is o ocus is on utilizing n utilizing t techno echnollogy ogy and da and dat ta a t to e o expand xpand Personalization Annual GolfNow Of Bookers Are our our gl glo obal r bal reach and o each and own wn the the full g full go olf lf e experi xperience. ence. New Membership Tiers Bookers GolfPass Members G G Grow row row Mo Mo Mone ne netiz tiz tize e e Expand The Expand The Expand The Scal Scal Scale e e The Co The Co The Cor r re e e The Go The Go The Golf lf lfer er er Surf Surf Surface Ar ace Ar ace Area ea ea In In Int t terna erna ernati ti tio o onally nally nally 133

How We Will Grow: Go GolfNo lfNow w Gr Gro owth wth Expands Usage 500+ +3,000 Go GolfNo lfNow w has been es has been est tab ablished as a s lished as a str tro ong, multi- ng, multi-f face acet ted gr ed gro owth wth p pla lat tf fo orm. rm. Our Our f focus is o ocus is on utilizing n utilizing t techno echnollogy ogy and da and dat ta a t to e o expand xpand New Audiences New Off-Course Partners Total Off-Course our our gl glo obal r bal reach and o each and own wn the the full g full go olf lf e experi xperience. ence. Revenue Differentiation added to our Marketplace Locations G G Grow row row Mo Mo Mone ne netiz tiz tize e e Expand The Expand The Expand The Scal Scal Scale e e The Co The Co The Cor r re e e The Go The Go The Golf lf lfer er er Surf Surf Surface Ar ace Ar ace Area ea ea In In Int t terna erna ernati ti tio o onally nally nally 134

GolfNow International Spotlight GolfNow currently serves 15 countries outside of North America with over 2,400 golf courses relationships and growing Current Opportunity Per Course GOLFNOW TOTAL MARKET REGION CUSTOMERS COURSE TAM PENETRATION x5 US / Canada 5,980 18,397 32% UK / Ireland 1,752 3,330 53% x2 Germany / France 683 1,870 23% x1 ROW 8 13,937 2% (Rest Of World) US / CAN UK / IRE GER / FRA 135

Fandango + Rotten Tomatoes The ultimate digital network for all things movie & TV – tickets, streaming and ratings/reviews Purchase Find A theater ticket, A theater, movie Fandango Tickets 70M a movie/TV series, or TV series or a rental At Home Transactions 30M Movie Screens 30K+ Review A movie or TV series on Rotten Movie-Goers Tomatoes 14M Watch Movies, TV Series, Short At Home Users Form Video 5M Clips, Originals Join FanClub/ Become a Rewards Member 136

Fandango Growth The platform that connects every screen to every seat.. uniting fans, theaters, and content through data, tech & experience. Grow International B2B Operations TVOD & The Core Expansion & POS AVOD Market Share Net New Powering The Closing The Expansion Growth Industry Backbone Monetization Loop 137

How We Will Grow: Fandango Growth New Partnerships <10% The platform that connects every screen to every seat.. uniting fans, theaters, and content through data, tech & experience. Grow Membership Domestic Tickets Sold by Versant Promotion Fandango (70M of 760M Market) G Grow row In Int terna ernati tio onal nal B2B Oper B2B Opera ati tio ons ns TV TVOD & OD & The Co The Cor re e Expansi Expansio on n & POS & POS AV AVO OD D Mark Marke et t Shar Share e N Ne et N t Ne ew w P Po ow wering The ering The Cl Closing The osing The Expansi Expansio on n Gr Gro owth wth Indus Industry try Backbo Backbone ne Mo Mone netiza tizati tio on L n Loo oop p 138

How We Will Grow: F Fandang andango Gr o Gro owth wth Indy’s capabilities +10K The p The pla lat tf fo orm rm tha that t co connec nnect ts e s ev very ery scr screen een t to e o ev very ery sea seat.. uniting t.. uniting f fans, ans, thea theat ters, and co ers, and con nt ten ent t thr throu ough da gh dat ta, a, t tech & e ech & experi xperience. ence. Marketplace Cinema Locations Outside of the GolfNow playbook US We Don’t Work With G G Grow row row In In Int t terna erna ernati ti tio o onal nal nal B2B Oper B2B Oper B2B Opera a ati ti tio o ons ns ns TV TV TVOD & OD & OD & The Co The Co The Cor r re e e Expansi Expansi Expansio o on n n & POS & POS & POS AV AV AVO O OD D D Mark Mark Marke e et t t Shar Shar Share e e N N Ne e et N t N t Ne e ew w w P P Po o ow w wering The ering The ering The Cl Cl Closing The osing The osing The Expansi Expansi Expansio o on n n Gr Gr Gro o owth wth wth Indus Indus Industry try try Backbo Backbo Backbone ne ne Mo Mo Mone ne netiza tiza tizati ti tio o on L n L n Loo oo oop p p 139

How We Will Grow: F Fandang andango Gr o Gro owth wth 3K <5% Best-in-class integration w/ Indy The p The pla lat tf fo orm rm tha that t co connec nnect ts e s ev very ery scr screen een t to e o ev very ery sea seat.. uniting t.. uniting f fans, ans, Cinema Relationships Cinemas on Fandango thea theat ters, and co ers, and con nt ten ent t thr throu ough da gh dat ta, a, t tech & e ech & experi xperience. ence. Bundling in the US via our Marketplace use the Accelerate adoption Fandango Marketplace Indy platform G G Grow row row In In Int t terna erna ernati ti tio o onal nal nal B2B Oper B2B Oper B2B Opera a ati ti tio o ons ns ns TV TV TVOD & OD & OD & The Co The Co The Cor r re e e Expansi Expansi Expansio o on n n & POS & POS & POS AV AV AVO O OD D D Mark Mark Marke e et t t Shar Shar Share e e N N Ne e et N t N t Ne e ew w w P P Po o ow w wering The ering The ering The Cl Cl Closing The osing The osing The Expansi Expansi Expansio o on n n Gr Gr Gro o owth wth wth Indus Indus Industry try try Backbo Backbo Backbone ne ne Mo Mo Mone ne netiza tiza tizati ti tio o on L n L n Loo oo oop p p 140

AVOD Opportunity Free streaming is mainstream and growing Streaming Platform Rank Consumers embracing a 70%+ of TV viewing now mix of free and paid options 1 Netflix includes ads; Free Services 2 Hulu/ Disney/ ESPN+ 4 of the top 10 streaming are mainstream (Nielsen) platforms are free 3 Amazon 4 The Roku Channel FREE 5 Tubi FREE 6 Peacock 7 MAX Rotten Tomatoes credibility Fandango uniquely spans drives free viewing while the spectrum: free-to- 8 Paramount+ also funneling audiences watch, transactional, 9 Pluto TV FREE to premium releases theatrical, live events 10 SamsungTV Plus FREE 141

Market Leaders Fandango Market Opportunity Fandango’s unique assets and access to Versant portfolio cross promotion provides advantages Emerging Players 142

Why We Can Win Our right to win — and what makes us different. Audience Choice Experience User Base 143

144

145

Our Financial Strategy 1. 2. 3. 4. Continue delivering Transform business Provide attractive Maintain strong strong Adjusted through disciplined shareholder returns balance sheet EBITDA and Free organic and while transitioning and liquidity for Cash Flow inorganic growth business model strategic flexibility 146

Building from a Stable, Secure Business Pay TV Distribution Sports Balance Sheet Ad Sales News Operations/Admin Majority Major league Low target 1.25x net NBCU reps for Independent news Management team contracted relationships directly leverage with ~2 yrs, continuing operations and infrastructure until 2028 with VERSANT ample liquidity successful strategy established in place 147

Long-Term Agreements Provide Strong Foundation Sports Rights % of VERSANT Pay TV Subscribers Subject Contractual Terms to Distribution Agreement Renewal Sport Expiration Year 2028 55% 2029 2029 27% 2028-2032 16% 2031 2031 2026 2027 2028 or later 2036 148

Spin Logistics nd Distribution Date January 2 th Regular Way Trading Begins January 5 Distribution Ratio 1 VERSANT Share for every 25 Comcast Shares Expected Class A Shares Outstanding Approximately 144 Million VERSANT Class A Shares Expected Tax Treatment Tax-free to Comcast and to shareholders for U.S. federal tax purposes Exchange NASDAQ: VSNT 149

VERSANT Financial Snapshot Estimated 2025 Standalone Financial Metrics $6.62B Revenue Scale Strong Adjusted EBITDA $2.15B/33% Margin Healthy FCF $1.38B/64% Conversion Robust Liquidity $1.5B (Cash + Revolver) 1.25x Net Leverage Low Target Leverage Positions VERSANT for long-term growth and strong shareholder returns 150

2024 and 2025E Financials Estimated Standalone Financial Metrics, $ in Millions 2024 2025E Change % Revenue 7,062 6,615 (6%) Adjusted Costs of Revenue and SG&A Expenses (4,664) (4,465) (4%) Adjusted EBITDA 2,399 2,150 (10%) % Margin 34% 33% (1 p.p.) FCF 1,612 1,375 (15%) 151

Diversified Revenue Model $6.6B 2025E Revenue Evolving Revenue Model 2025E Annual Change 23% Linear Distribution (6%) Advertising 62% Advertising (13%) 13% Linear Distribution Platforms Platforms 6% Content Lic & Other (7%) Total (6%) 3% Content Licensing & Other 152

Adjusted Costs of Revenue and SG&A Expenses Profile Estimated 2025 Standalone Financial Metrics Expense Composition Programming Composition ~20% Entertainment ~35% SG&A ~50% ~55% Sports ~30% Programming ~10% News Platform COR 153

Disciplined Cost Management Organization Technology Adaptable Structure & AI Cost Base Efficient Shared Services Automated video, event Majority of VERSANT cost base model for admin functions production reducing labor needs addressable in the short-term Brand specific resources AI agents within GolfNow call Ability to flex costs in response largely editorial centers, B2B products to market conditions Centralized infrastructure Further scale cost base with Adopting AI-enabled systems and technology operations growth and expansion for SG&A savings 154

Creating An Enduring Growth Platform Expect Substantial Revenue Contribution from Digital and other Non-Pay TV Businesses Over Time 2024 Goal 3-5 Years Long-Term Goal 17% ~33% ~50% Revenue Generated by Pay TV Revenue from Non-Pay TV (Platforms, Digital Advertising, Other) 155

Strong Balance Sheet Provides Strategic Flexibility Day 1 Estimated Capital Structure ($ Millions) 5-year term, ~5.6% cost of debt Bank Term Loan A 1,000 5-year term, Rated Ba2/BB/BB+, ~7.4% avg cost Senior Notes and Term Loan B 2,000 Total Gross Debt 3,000 Estimated balance sheet cash Cash & Equivalents 750 Total Net Debt 2,250 Below 1.25x target Net Leverage 1.0x Includes $750M undrawn Revolver Total Liquidity (Day 1) 1,500 Scheduled 2026 Debt Principal Payments 120 156

Capital Allocation Principles 1. Invest to Transition Business Model Disciplined organic and inorganic investments 2. Maintain Strong Balance Sheet Target 1.25x net leverage Allocate 20% of FCF for dividend pay-out, 3. Provide Attractive Dividend subject to Board Approval Seek Board Authorization for up to $1B share 4. Repurchase Shares Prudently repurchase 157

Investment Prioritization Criteria Builds and Aligned with Contributes strengthens 4 core markets to business VERSANT’s or close model brand portfolio adjacencies transition Enables Generates Maintains meaningful strong VERSANT’s synergies, costs economics strong balance and revenue and returns sheet 158

2025 Estimate and 2026 Forecast 2025 Estimate Represents Standalone Financial Metrics; $ in Millions 2025E 2026F Revenue 6,615 6,150-6,400 Annual Change (6%) (3%)-(7%) Adjusted EBITDA 2,150 1,850-2,000 Annual Change (10%) (7%)-(14%) Free Cash Flow 1,375 1,000-1,200 Annual Change (15%) (13%)-(27%) 159

160

VERSANT: A Compelling Opportunity Portfolio of Iconic Brands Leadership in Large, Dynamic Markets Opportunity to Grow and Evolve Business Highly Profitable Economics Financial Visibility Well Capitalized with Strategic Flexibility Experienced Leadership with Track Record 161

162

Notes The historical financial information included herein was prepared on a carve-out basis as we did not operate as a standalone entity for the periods presented. Accordingly, such financial statements reflect allocations related to shared services and assets (including expenses primarily related to personnel, advertising and marketing, facilities, information technology and network communications support and other overhead functions) and certain corporate administrative services (including charges for services such as accounting, tax, treasury and cash management, insurance, legal and risk management) that were provided to us by Comcast. Numerical information is presented on a rounded basis using actual amounts, unless otherwise noted. Minor differences in totals and percentage calculations may exist due to rounding. In addition to our results provided throughout this presentation that are in accordance with generally accepted accounting principles in the United States (“GAAP”), we use certain non-GAAP financial measures in this presentation as described below. We provide reconciliations of historical non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP in the following pages. Reconciliations of Standalone Adjusted EBITDA, Standalone Adjusted Costs of Revenue and SG&A Expenses and Standalone Free Cash Flow to the nearest GAAP financial measures for 2025 and 2026 forecasts cannot be provided without unreasonable efforts because of the inherent difficulty in forecasting certain amounts that are necessary for such reconciliations. Non-GAAP measures should not be considered in isolation, or as a substitute for our results as reported under GAAP. Certain non-GAAP measures labeled Standalone have been prepared using pro forma financial information as described below. Pro forma financial information reflects adjustments to our combined statements of income and give effect to the separation and related transactions, described in the Form 10 as if they had occurred on January 1, 2024, the beginning of our most recently completed fiscal year. Pro forma financial information is presented for informational purposes only and does not purport to represent what our results of operations and financial position actually would have been had the separation and related transactions occurred on the dates indicated, or to project our financial performance for any future period. The pro forma financial statements are based on available information, estimates and assumptions, which we believe are reasonable and are described in the accompanying notes. Actual future results will differ from the amounts presented. Adjusted EBITDA is a non-GAAP financial measure and is defined as net income attributable to Versant before net income (loss) attributable to non-controlling interests, income tax expense, investment and other income (loss), net, interest expense, depreciation and amortization expense, and other operating gains and losses (such as impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets), if any. From time to time, we may exclude from Adjusted EBITDA the impact of certain events, gains, losses or other charges that affect the period-to-period comparability of our operating performance. Standalone Adjusted EBITDA is a non-GAAP financial measure presented on a pro forma basis using financial information prepared in accordance with Article 11 of the Securities Act as presented in the Form 10. Standalone Adjusted EBITDA is defined as net income attributable to Versant before net income (loss) attributable to non-controlling interests, income tax expense, investment and other income (loss), net, interest expense, depreciation and amortization expense, and other operating gains and losses (such as impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets), if any and further adjusted to give effect to management adjustments, which consist of additional costs we expect to incur as a standalone entity in certain of our corporate administrative and support functions. From time to time, we may exclude from Standalone Adjusted EBITDA the impact of certain events, gains, losses or other charges that affect the period-to-period comparability of our operating performance. Standalone Adjusted EBITDA Margin is calculated as Standalone Adjusted EBITDA as a percentage of revenue. Standalone Adjusted Costs of Revenue and SG&A Expenses is a non-GAAP financial measure presented on a pro forma basis using financial information prepared in accordance with Article 11 of the Securities Act as presented in the Unaudited Pro Forma Combined Financial Statements in the Form 10. Standalone Adjusted Costs of Revenue and SG&A Expenses is defined as the aggregate amount of costs of revenue and selling general and administrative expenses adjusted to give effect to management adjustments as described above. From time to time, we may exclude from Standalone Adjusted EBITDA the impact of certain events, gains, losses or other charges that affect the period-to-period comparability of our operating performance. Standalone Free Cash Flow is a non-GAAP financial measure and is defined as net cash provided by operating activities (on a carve-out basis as stated in our Combined Statement of Cash Flows) reduced by capital expenditures and adjusted to include the estimated cash impacts of transaction accounting and autonomous entity adjustments to present our cash flows as if we were a separate standalone entity, management adjustments and incremental capital expenditures anticipated on a recurring basis to support our operations. These transaction accounting, autonomous entity and management adjustments have been determined on a consistent basis with the pro forma financial information presented in the Unaudited Pro Forma Combined Financial Statements and related Notes included in the Form 10. Standalone Free Cash Flow Conversion is calculated as Standalone Free Cash Flow as a percentage of Standalone Adjusted EBITDA. Net Debt represents long-term debt, including current portion, less cash and cash equivalents. Net Leverage is calculated as Net Debt divided by trailing twelve months Standalone Adjusted EBITDA. Estimated day 1 Net Debt and Net Leverage are based on estimated long-term debt of $3 billion, estimated cash and cash equivalents of $750 million and estimated Standalone Adjusted EBITDA of $2.15 billion for the year ended December 31, 2025.

Supplemental Reconciliation of 2024 VERSANT Adjusted EBITDA $ In Millions 2024 VERSANT Adjusted EBITDA 2,837 Pro-Forma Adjustments (largely fees from NBCU relative to prior cost allocations) (197) One-Time Transaction and Transaction Related Costs 31 2024 VERSANT Pro-Forma Adjusted EBITDA 2,672 Incremental Corporate Admin, Support Costs as standalone company (273) 2024 VERSANT Standalone Adjusted EBITDA 2,399

Non-GAAP Reconciliations $ In Millions Reconciliations from Net Income Attributable to Versant to Adjusted EBITDA and Pro Forma Net Income Attributable to Versant to Standalone Adjusted EBITDA (1) (2) Year Ended December 31 2024A 2024 Pro Forma Net income attributable to Versant 1,363 1,045 Net income attributable to noncontrolling interests 2 2 Income tax expense 478 368 Investment and other (income) loss, net (1) (1) Interest expense - 208 Depreciation and amortization 989 1,013 (3) Management's adjustments (273) (4) Adjustments for transaction and transaction-related expenses 6 37 Adjusted EBITDA 2,837 Standalone Adjusted EBITDA 2,399 1. Financial statement captions derived from Combined Statements of Income. 2. Financial statement captions derived from Unaudited Pro Forma Combined Statements of Income. 3. Amounts represent adjustments for additional costs we expect to incur as a standalone entity in certain of our corporate administrative and support functions. These costs primarily include recurring and ongoing costs required to operate new functions required for a public company such as external reporting, internal audit, treasury, investor relations, board of directors, stock administration, and expanding the services of existing functions such as information technology, finance, supply chain, human resources, legal, tax, facilities, branding, security, government relations, community outreach and insurance. We estimate that we would have incurred approximately $273 million of additional expenses (including costs related to personnel of approximately $78 million and vendor and other costs of approximately $195 million) for the year ended December 31, 2024. 4. Amounts represent the impact of certain events, gains, losses or other charges that are excluded from Adjusted EBITDA. For the periods presented, Adjusted EBITDA excludes transaction and transaction-related costs associated with the Separation. Transaction costs are incremental costs directly related to effectuating the Separation and primarily include legal, audit and advisory fees and totaled $6 million and $11 million on an actual and pro forma basis, respectively. Transaction-related costs are incremental costs incurred in anticipation of the Separation and primarily include IT separation and implementation costs, advisory fees and other one-time costs and totaled $25 million on a pro forma basis. Pro forma amounts reflect estimates for additional charges we expect to incur through the closing of the separation included in the Unaudited Pro Forma Combined Statement of Income.

Non-GAAP Reconciliations (continued) $ In Millions Reconciliation from Pro Forma Costs of Revenue and Selling, General and Administrative Expenses to Standalone Adjusted Costs of Revenue and SG&A Expenses (1) Year Ended December 31 2024 Pro Forma Costs of revenue 3,069 Selling, general and administrative 1,360 (2) Management's adjustments 273 (3) Adjustments for transaction and transaction-related expenses (37) Standalone Adjusted Costs of Revenue and SG&A Expenses 4,664 1. Financial statement captions derived from Unaudited Pro Forma Combined Statements of Income. 2. Amounts represent adjustments for additional costs we expect to incur as a standalone entity in certain of our corporate administrative and support functions. These costs primarily include recurring and ongoing costs required to operate new functions required for a public company such as external reporting, internal audit, treasury, investor relations, board of directors, stock administration, and expanding the services of existing functions such as information technology, finance, supply chain, human resources, legal, tax, facilities, branding, security, government relations, community outreach and insurance. We estimate that we would have incurred approximately $273 million of additional expenses (including costs related to personnel of approximately $78 million and vendor and other costs of approximately $195 million) for the year ended December 31, 2024. 3. Amounts represent the impact of certain events, gains, losses or other charges that are excluded from Adjusted EBITDA. For the periods presented, Adjusted EBITDA excludes transaction and transaction-related costs associated with the Separation. Transaction costs are incremental costs directly related to effectuating the Separation and primarily include legal, audit and advisory fees and totaled $6 million and $11 million on an actual and pro forma basis, respectively. Transaction-related costs are incremental costs incurred in anticipation of the Separation and primarily include IT separation and implementation costs, advisory fees and other one-time costs and totaled $25 million on a pro forma basis. Pro forma amounts reflect estimates for additional charges we expect to incur through the closing of the separation included in the Unaudited Pro Forma Combined Statement of Income.

Non-GAAP Reconciliations (continued) $ In Millions Reconciliation from Net Cash Provided by Operating Activities to Standalone Free Cash Flow Year Ended December 31 2024A Net cash provided by operating activities 2,211 Capital expenditures (54) (1) Incremental capital expenditures (98) (2) Cash payments for interest (199) (3) Additional expenses for pro forma and management's adjustments (439) (4) Incremental cash payments of income taxes 191 Standalone Free Cash Flow 1,612 1. Amounts represent estimated incremental capital expenditures anticipated on a recurring basis to support our operations, which are incremental to amounts included in the historical Combined Statements of Cash Flows and primarily related to shared assets not presented in our historical financial statements. 2. Amounts represent estimated interest payments associated with the senior secured financing arrangements (the “Debt Financing Transactions”) described in the Form 10. The $3 billion of debt, including the expected term B loan facility described therein, has maturities of approximately five years and an estimated weighted average interest rate of 6.7%. 3. Amounts represent the net effect of additional transaction accounting and autonomous entity adjustments presented in the Unaudited Pro Forma Combined Statements of Income and the management adjustment presented in the related Notes. Transaction accounting adjustments included $11 million in costs of revenue and $(79) million in selling, general and administrative expenses. Autonomous entity adjustments included $(7) million in costs of revenue and $272 million in selling, general and administrative expenses. These amounts have been adjusted to exclude $31 million related to additional transaction and transaction-related costs we expect to incur through the closing of the separation. Management adjustments totaled $273 million. 4. Amounts represent the estimated impact on cash payments for income taxes of the incremental capital expenditures, cash payments for interest and additional expenses for pro forma and management adjustments. The tax effect has been determined by applying the respective statutory tax rates to the aforementioned adjustments in jurisdictions where valuation allowances were not required.

Sources

Page	Page Headline	Statistic	Source
12	Versant at a Glance - Large, Highly Engaged Customer Base	14B Hours Watched in 2024	Nielsen, Panel, L7, P2+, Total Day, 2024 (01/01/2024 - 12/29/2024)
12	Versant at a Glance - Large, Highly Engaged Customer Base	65M HH Watched VERSANT Monthly in 2024	Nielsen, Panel, L7, P2+, Total Day, Reach Including VOD, 80% Unification, 2024 (01/01/2024 - 12/29/2024)
12	Versant at a Glance - Large, Highly Engaged Customer Base	140M Transactions Processed Monthly for Customers	Fandango ticketing + concessions, Number of movies / TV series purchased or rented through Fandango at Home annually, Golf Now and Affiliates Globally, SportsEngine and Affiliates (11/1/24-10/31/2025)
17-18	Business News & Personal Finance	$20B Market (TAM)	Figures derived from bottoms-up build of revenue of relevant peer companies within Business Media & News, as well as industry size estimates for Financial Data and Personal Finance. Revenue and industry estimates represent 2024A or best estimate as available
18	Business News & Personal Finance	107M retail investors, +40% since 2019	GWI 2025 vs 2019. U.S. Have stocks OR bonds OR mutual funds. Data provided as of Q2 2025
18	Business News & Personal Finance	Online business/financial news audience +25% since 2021	GWI 2025 vs 2021. U.S. Online consumer of CNBC OR Bloomberg OR Economist OR FT OR WSJ OR MarketWatch. Data provided as of Q2 2025
18	Business News & Personal Finance	#1 Global Business News Media Company	Global Web Index (GWI), Audience Size – Average Monthly Users, Persons 16+. Sum of users across 54 countries. 515MM. Data provided as of Q2 2025
18	Business News & Personal Finance	#1 Business News Digital Site	Comscore. U.S. Total Minutes. All financial brands (not financial sub-brands)

Sources (continued)

Page	Page Headline	Statistic	Source
18	Business News & Personal Finance	#1 Fortune 500 CEO Media Outlet	Rational360. Among media figures followed on social media by Fortune 500 CEOs, CNBC boasts 6 of the top 10, more than any other news outlet
19-20	Political News & Opinion	$20B Market (TAM)	Figures derived from bottoms-up build of revenue of relevant peer companies within Political Networks, Newspapers & Wire and other political-focused digital media publications. Revenue represents 2024A or best estimate as available
20	Political News & Opinion	75M interested in political issues and current events, +35% since 2019	GWI interest in news/current affairs AND political/social issues. 2025 wave compared to 2019 wave. U.S. Data provided as of Q2 2025
20	Political News & Opinion	154M adults voted in 2024 election, +16% since 2012	US Census Bureau
20	Political News & Opinion	#2 Rated Cable Network (all genres)	Nielsen, Panel, LS, P2+, Total Day, All Ad Supported Cable Networks
20	Political News & Opinion	#1 Political News Digital Site	Comscore, 2024 Minutes
20	Political News & Opinion	#1 News Brand on YouTube	Comscore data, total minutes and comparison to other legacy TV news brands
21-22	Golf & Athletics Participation	$45B market (TAM)	Golf Impact Report (American Golf Industry Coalition Report, April 2023)

Sources (continued)

Page	Page Headline	Statistic	Source
22	Golf & Athletics Participation	28M on-course golfers, +16% since 2019	National Golf Foundation. "Golf in 2025: 5 Things to Know About the State of the Game" - LINKS Magazine (more NGF data summaries)
22	Golf & Athletics Participation	19M off-course golfers, nearly double from 2019	https://www.ngf.org/the-clubhouse/golf-industry-research/
22	Golf & Athletics Participation	59M golf fans, +37% since 2023	GWI. 2025 vs 2023.U.S. "Which of these sporting activities do you follow?" Answer: Golf
22	Golf & Athletics Participation	#1 Golf Media Outlet with 40% share of hours watched	Nielsen 2024 Total Hours Viewed (golf programming only). Share of golf viewing time which is 41% for Golf+USA
22	Golf & Athletics Participation	Leading Digital Tee Time Reservation System	ComScore. Site reach vs competitive transactional sites. Aug 24 thru July 25. Avg monthly visitors
22	Golf & Athletics Participation	Leading Golf Course Software Provider	Versant Internal data
23-24	Sports & Genre Entertainment	$200B market (TAM)	PwC Global Entertainment & Media Outlook report (2025). Excludes news networks as included in Political News & Opinion / Business News & Personal Finance sections
24	Sports & Genre Entertainment	700B Sports & Ent. hours watched in 2024, +7% from 2019	Total Video Forecast - excluding news viewing (linear + digital). Nielsen, P2+, By Day, Traditional TV = PUT minutes / by UE (000) + AOT minutes / by AOT UE, Non-Traditional = TUT minutes / UE - Traditional TV. Digital usage sourced from Magna with custom NBCU logic applied. 2024 vs 2019. Digital includes YT

Sources

Page	Page Headline	Statistic	Source
24	Sports & Genre Entertainment	Top 5 Cable ent. network 30 consecutive years (USA)	Nielsen Cable Entertainment ranker. 1/2/95 – 9/14/25. Excludes sports and news nets
24	Sports & Genre Entertainment	Leading Digital movie ticketing service (Fandango)	Comscore. Total visits by ticketing service. July 2024 thru July 2025
24	Sports & Genre Entertainment	#1 Pop Culture News brand on social platforms (E!)	ListenFirst data (2024). #1 in social media followers
25	Market Leading Brand Portfolio	US Adult Awareness of Select VERSANT Brands	https://today.yougov.com/topics/entertainment/trackers/fame-and-popularity-msnbc (US Gen Pop 18+), E-Poll Brand Tracker 2025, NBC Mega Tracker Q2 2025 (US Gen Pop 189-64), 2025 MRI Simmons Spring Double Base. Psychographics - buying styles. Any Disagree (Price is more important to me than brand names) OR Any agree (When I find a brand I like I stick to it) OR Any agree (Brand is the best indication of quality)
26	Versant Strength in Live Programming	Growing audience for live news and sports: 36% of TV market in 2024, 26% in 2019	Nielsen L7, Total Day, P2+. 1/1/2024-12/29/2024 and 12/31/2018-12/29/2019
28	Expansive Versant Sports Portfolio	2,200 Hours for established professional leagues	Internal Versant data
28	Expansive Versant Sports Portfolio	675 Hours for women's sports	Internal Versant data
28	Expansive Versant Sports Portfolio	1,000 Hours for Olympics and college sports	Internal Versant data

Sources (continued)

Page	Page Headline	Statistic	Source
29	Versant's Favorable Market Position	% of Company's Audience from Live Sports & News (2024)	Nielsen, 2024 Total Day L7. 1/1/2024-12/29/2024. Broadcast and cable portfolios
30	Versant Audience Scale Rivals Largest Streamers	2024 Total Hours Watched	Nielsen, Streaming Meter Panel, L7, P2+, Total Day, 2024 calendar year. Versant from national panel
30	Versant Audience Scale Rivals Largest Streamers	2024 Accessible US Households	Nielsen HH UE, U.S. Only, 9/8/25, Versant individual nets include DAI enabled HHs. Versant roll-up does not include DAI HHs
31	Audience Leadership with Live Events	Top 5 Business Outlets by Global Monthly Reach (Q4 2024)	Global Web Index (GWI), Audience Size – Average Monthly Users, Persons 16+. Sum of users across 54 countries. 515MM
31	Audience Leadership with Live Events	Top 5 Cable Networks by US Audience (2024)	Nielsen, Panel, LS, P2+, Total Day, All Ad-Supported Cable Networks
31	Audience Leadership with Live Events	Top 5 TV Networks by Golf Hours Watched (2024)	Nielsen, 2024 total hours viewed (golf programming only)
34	Progress on Executing our Strategy	Revenue from Platforms, Events and Other Non-Pay TV Businesses (Pay TV vs Non-Pay TV)	Internal financial data

Sources (continued)

Page	Page Headline	Statistic	Source
35	Business Model Evolution in Golf & Athletics Participation	2014 and 2024 Total Golf & Athletics Participation Revenue Mix	Internal financial data
40	Pay TV Market	~380B 2024 Professional Video Hours Watched in US, 34% Streaming, 66% Pay TV	Nielsen Gauge. P2+. 1/1/24 – 12/31/24. Total watched across broadcast, cable, streaming, and other
40	Pay TV Market	97% of Sports & News hours watched on Pay TV	Nielsen. P2+, 1/1/24 – 12/31/24. Streaming includes, ESPN+, Paramount+, Peacock, Apple TV+, Hulu SVOD, Max, Amazon TNF, Netflix live sports.
41-47	Win with Premium Content	MS NOW During 2024 Election, DNC, Harris-Walz Rally, SOTU	Nielsen, LSD, P2+ , Average Minute Audience
48	Versant Sports	More NASCAR Cup Series races than any other platform	Internal Versant data
48	Versant Sports	Only outlet with 50+ WNBA games & playoffs	Internal Versant data
48	Versant Sports	~2.5x more PGA Tour tournaments than any other network	Internal Versant data
48	Versant Sports	~45% of all EPL matches aired	Internal Versant data

Sources (continued)

Page	Page Headline	Statistic	Source
48	Versant Sports	Largest WWE network partner, airing events every week of the year	Internal Versant data
48	Versant Sports	475 hours from the Milan games	Internal Versant data
49	Win with Premium Content / Broad, Varied Audiences	Audience profile for NASCAR, WWE, PGA Tour, Premier League, CNBC, WNBA, MS Now, E!	Nielsen, Panel Only. Live+SD, based on P2+ average minute audience, full year 2024. Urban/Suburban = County Size A/B; Coastal = Northeast or Southeast or Pacific territory; College Educated = 4+ Years College; Income = annual total (demo=HH). "NASCAR" includes NASCAR cup series / NASCAR Xfinity program names on USA; "WWE" includes WWE Entertainment and WWE Smackdown program names on USA; "WNBA" includes WNBA programming on ABC, CBS, and ESPN/ESPN2, "PGA Tour" includes PGA TOUR program name on Golf Channel, excludes Repeats; "Premier League" includes PREMIERE LEAGUE L program name on USA,; MSNBC M-Su 6A-6A (no exclusions); CNBC M-F 6A-7P (excl. Repeats/Specials); CNBC M-Su 8P-2A (excl. specials)
51	Reaching New Audiences: Distribution Channels	126M Total US Households, 59M Non-Pay TV Households, 67M Pay-TV Households	Nielsen UEs. OTA HHs estimate from eMarketer due to Nielsen limitations. OTA viewership: Nielsen, Broadcast only market break, share of impressions from broadcast only. FAST reach: Combo of Pluto/Tubi/Roku Ch/SATVP/Plex/Vizio/Xumo Play), Standard Calendar Month Intervals, 1-min qualifier, L7 - TV Glass Only (No Digital)
53	Reaching New Audiences / Free TV Networks	Accessible by 123M households	Nielsen, September 2025 TV Universe Estimates
53	Reaching New Audiences / Free TV Networks	Monetized via $4B Direct Response TV advertising market	https://tvamediagroup.com/faq/#:~:text=///%20Direct%20Response%20TV%20advertising,consumption%20habits%20and%20purchasing%20power

Sources (continued)

Page	Page Headline	Statistic	Source
54	Reaching New Audiences / Free TV Networks Market Dynamics	% of TV Homes Accessing Video thru Over-The-Air Only	https://www.tvb.org/research-measurement-analytics/measurement/over-the-air-broadcast-television-ota/
54	Reaching New Audiences / Free TV Networks Market Dynamics	20M+ households accessing TV only through OTA	Nielsen Panel Data, HHs, August 2025, Broadcast Only market break
54	Reaching New Audiences / Free TV Networks Market Dynamics	2 of top 25 TV networks by audience are Digital Multicast OTA	Nielsen. 1/1/24 – 12/31/24. P2+, L7 Total Day. M,TU,W,TH,F,SA,SU 6am – 6am. MeTV and Grit
54	Reaching New Audiences / Free TV Networks Market Dynamics	Competitor networks enjoying double-digit ratings growth	https://sbgi.net/sinclairs-multicast-networks-charge-comet-roar-and-the-nest-announce-record-breaking-growth-and-new-programming-acquisitions/#:~:text=Profile-,Sinclair's%20Multicast%20Networks%20CHARGE%2C%20Comet%2C%20ROAR%20and%20The%20Nest%20Announce,across%20all%20four%20multicast%20networks
56	Versant Digital Platforms: Significant Growth Potential	37K Global Golf Facilities	National Golf Foundation Data, 2024
56	Versant Digital Platforms: Significant Growth Potential	545M US Golf Rounds	National Golf Foundation, The Graffis Report, 2025
56	Versant Digital Platforms: Significant Growth Potential	760M US Movie Tickets Sold	https://www.the-numbers.com/market/

Sources (continued)

Page	Page Headline	Statistic	Source
58	New Platform Launches: Indy Cinema	Significant Expansion Opportunity: $50B+ market	FRED Personal Consumption Expenditures: Admissions to specified spectator amusements: Live entertainment, excluding sports. 2024 (data as of 9/23/2025)
58	New Platform Launches: Indy Cinema	TAM Figures (60k+ venues)	Internal Versant data
63	A Leading Financial News and Investor Brand	Google Search Leader	Google. U.S. search volume by brand, indexed to leader. July 2024 – June 2025
63	A Leading Financial News and Investor Brand	#1 Finance Brand Favorability	SmithGeiger Spring 2025 study
65	Attracting the Most Sought-After Audiences	% Audience Reached Each Month Through TV	MRI-Simmons 2025
66	With Leading Digital Audiences as Well	Monthly Digital Unique Visitors (M)	ComScore. U.S. Average Monthly Unique Visitors and Minutes. Sept 2024 – Aug 2025
66	With Leading Digital Audiences as Well	Monthly Digital Minutes (M)	ComScore. U.S. Average Monthly Unique Visitors and Minutes. Sept 2024 – Aug 2025

Sources (continued)

Page	Page Headline	Statistic	Source
68	Resulting in Significant Competitive Advantage	CNBC with Highest Engagement and Brand Loyalty	SmithGeiger Spring 2025 study
79-80	Opportunity for Retail Investor	Sizable US TAM Opportunity	SmithGeiger CNBC Research
79-80	Opportunity for Retail Investor	Households with Multiple Subscriptions by HHI Level	SmithGeiger Spring 2025. # of subscriptions among 16 paid financial news sources
92	Political Media is a Growth Business	News Programming Accounts for 25% of All Hours Viewed	Nielsen, Live+7, 2024 (1/1/24-12/29/24), total hours viewed on ad-supported cable television, M-Su 6A-6A, cable news programming on CNBC, CNN, Fox Business Network, Fox News Channel, HLN, MSNBC, Newsmax, NewsNation
93	MS NOW is Growing	60% less likely to 'cut the cord' vs. avg. Pay TV sub	Nielsen NPOWER, unified sample of Nielsen households for the period April 2023 to March 2024 (12-month span; 95% unification), comparison of % of households with pay TV access in April 2023 and March 2024 for (1) MSNBC Households (tuned to MSNBC 2+ times per week in April 2023; Live+SD; Total Day; 6-minute tuning qualifier) vs. (2) Total Pay TV Households (access to pay TV in April 2023).
93	MS NOW is Growing	Nearly doubled our TV audience since 2015	Nielsen, Panel Only, Live+SD, 2015 data through 9/27; 2025 data through 9/21. MSNBC Total Household Distribution and P2+ Average Minute Audience (Total Day 6A-6A and Prime Time 8-11P)
93	MS NOW is Growing	Highest revenue over last 5 years (in network history)	Internal Versant financial data

Sources (continued)

Page	Page Headline	Statistic	Source
94	MS NOW Audience is Diversified and Growing	Audience Composition: Political Affiliation	MRI-Simmons Doublebase Survey, Summer 2024, n=50,000. Political Affiliation and Television Channel ("watched in the past 7 days"). "Independents" includes a small percentage of Americans who are registered with a third party; Nielsen / MRI Fusion Data, Adults 18+, Monday-Sunday 6A-6A, 1st Half 2022 to 1st Half 2024 (average of 1Q and 2Q in each year). "Independents" includes a small percentage of Americans who are registered with a third party.
94	MS NOW Audience is Diversified and Growing	Audience Growth by Political Affiliation	Nielsen / MRI Fusion Data, Adults 18+, Monday-Sunday 6A-6A, 1st Half 2022 to 1st Half 2024 (average of 1Q and 2Q in each year). "Independents" includes a small percentage of Americans who are registered with a third party
95	The Election Cycle's Impact on News Consumption	MS Now Primetime Viewers	(8P-12A ET; P2+ average minute audience; includes victory speeches for NJ Governor-Elect, VA Governor-Elect, and NYC Mayor-Elect)
95	The Election Cycle's Impact on News Consumption	MS Now Viewership Patterns Following Elections	Nielsen, Panel Only, Live+SD, P2+ average minute audience, M-Su 6A-6A, 2025 to date (through 11/24).
96	#1 On Election Night 2025	#1 On Election Night 2025	Nielsen, Big Data + Panel, Live+SD, P2+ average minute audience, Tuesday 11/4/25, 8P-12A ET, MS = #1 cable network overall, #1 among all national TV networks airing election night coverage during those hours. Also: https://www.newscaststudio.com/2025/11/05/msnbc-leads-cable-news-in-primetime-election-night-viewership/
98	Our Audience Is Passionate and Deeply Engaged	8 Hours Viewed on Average Per Week	Nielsen NPOWER, Panel Only, Reach and Frequency Time Period Report, Live+SD, average time spent viewing among weekly viewers (6-minute qualifier).
98	Our Audience Is Passionate and Deeply Engaged	#1 Digital Competitive Set for Total Minutes	Comscore Media Metrix Multi-Platform (U.S.) Desktop Persons 2+ and Mobile Persons 13+, Total Digital Population, April 2021 – August 2025. Rankings based on Comscore News/Information – Politics category. Total minutes.

Sources (continued)

Page	Page Headline	Statistic	Source
98	Our Audience Is Passionate and Deeply Engaged	7.7B Projected Social Views in 2025	YouTube data based on YouTube Studio Analytics, January 1 – September 28, 2025. YouTube video views. TikTok data based on ListenFirst, January 1 – September 28, 2025. TikTok video views.
98	Our Audience Is Passionate and Deeply Engaged	More YouTube Views than CBS, NBC and ABC News	Internal performance based on YouTube Studio Analytics, January 1 – September 28 2025. YouTube views. Competitive set based on ListenFirst, January 1 – September 28, 2025. YouTube Views.
99	Building a Successful Podcast Business	Projected 135 Million Podcast Downloads in 2025	Internal Versant data
100	#1 Apple Charts	Burn Order: Top of Apple Podcast Charts	Apple Podcast Charts, Week of December 1st 2025
102	The Power of Talent	Nicole Wallace was Top of the Apple Podcast Charts, #1 for 3 Weeks	Apple Podcast Charts, Week of June 29th 2025 through the week of July 13th 2025
104	The Power of Talent	#1 Morning Cable News Show in Washington, D.C. (Morning Joe)	Nielsen NPOWER, Panel Only, Ratings Analysis Time Period Report, Live+SD, Washington Designated Market Area (DMA), 12/30/24-9/28/25, M-Su 6A-6A.
110	New Destination for Our Loyal Superfans and Future Fans	MS NOW DTC TAM	SmithGeiger, Political News Consumers Study (proprietary), March-April 2025.
111	What We Can Learn From The Current Marketplace	Fox Nation and The New York Times Subscribers	Fox Nation: https://variety.com/2025/tv/news/fox-ceo-lachlan-murdoch-fox-nation-2-5-million-subscribers-1236326193/ NY Times: NY Times Q2 2025 Earnings Release (August 6, 2025)

Sources (continued)

Page	Page Headline	Statistic	Source
129	GolfNow + GolfPass	40M+ GolfNow Total Annual Rounds	Internal Versant data
129	GolfNow + GolfPass	3.9M+ GolfNow Annual Golfers	Internal Versant data
129	GolfNow + GolfPass	9K+ GolfNow Course Relationships	Internal Versant data
129	GolfNow + GolfPass	$4B+ GolfNow / GolfPass Payments Volume Processed	Internal Versant data
132	How We Will Grow	<10% Public Course Rounds	Internal Versant data, National Golf Foundation data
132	How We Will Grow	25% Global Share of Course Relationships	Internal Versant data, National Golf Foundation Facility Database
133	How We Will Grow	3.9M+ GolfNow Annual Bookers	Internal Versant data
133	How We Will Grow	<10% of Bookers are GolfPass Members	Internal Versant subscriber data

Sources (continued)

Page	Page Headline	Statistic	Source
134	How We Will Grow	500+ New Off-Course Partners Added to Our Marketplace	Internal Versant data
134	How We Will Grow	3,000+ Total Off-Course Locations	National Golf Foundation Facility Database
135	GolfNow International Spotlight	GolfNow Serves 15 Countries Outside of North America, with Over 2,400 Course Relationships and Growing	Internal Versant data
135	GolfNow International Spotlight	GolfNow Customers, Total Course TAM by Region and GolfNow Market Penetration	Internal Versant data, National Golf Foundation Facility Database
135	GolfNow International Spotlight	GolfNow Current Opportunity Per Course by Region	Internal Versant data
136	Fandango + Rotten Tomatoes	70M Fandango Tickets Sold Annually	Internal Versant data
136	Fandango + Rotten Tomatoes	30M Fandango At Home Transactions Annually	Internal Versant data
136	Fandango + Rotten Tomatoes	30K+ Fandango Movie Screens	Internal Versant data

Sources (continued)

Page	Page Headline	Statistic	Source
136	Fandango + Rotten Tomatoes	14M Fandango Movie-Goers	Internal Versant data
136	Fandango + Rotten Tomatoes	5M Fandango At Home Users	Internal Versant data
138	How We Will Grow	<10% Tickets Sold by Fandango (70M of 760M Market)	70M: Internal Versant data 760M: https://www.the-numbers.com/market/
139	How We Will Grow	10K+ Cinema Locations Outside of the US We Don't Work With	European International Union of Cinemas, 2023 report
140	How We Will Grow	3K Cinema Relationships in the US via Our Fandango Marketplace	Internal Versant data
140	How We Will Grow	<5% Cinemas on Fandango Marketplace Use the Indy Platform	Internal Versant data
141	AVOD Opportunity	70% of TV Viewing Now Includes Ads	Nielsen Gauge. P2+. 1/1/24 – 12/31/24.Total watched across broadcast, cable, streaming, and other
141	AVOD Opportunity	Streaming Platform Rank (4 of the Top 10 Streaming Platforms Are Free)	Nielsen Total Day P2+, Q2 2025 total hours consumed by platform

Sources (continued) Page Page Headline Statistic Source % of VERSANT Pay TV Subscribers Long-Term Agreements Provide 148 Subject to Distribution Agreement Internal Versant data (as of October 2025) Strong Foundation Renewal